UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2025

BigBear.ai Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7950 Jones Branch Drive, First Floor, North Tower

McLean, VA 22102

(Address of principal executive offices, including Zip Code)

(410) 312-0885

(Registrant’s telephone number, including area code)

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BBAI	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	BBAI.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

As described in Item 4.02 of this Current Report on Form 8-K, BigBear.ai Holdings, Inc. (the “Company”) has identified the need to restate certain Prior Financial Statements (as defined below). Estimated preliminary results for selected historical information to reflect the restatements, including selected information previously reported under Item 2.02 of a Current Report on Form 8-K dated March 6, 2025, are set forth below.

Preliminary Estimated Results of Operations for

Fiscal Years Ended December 31, 2022, 2023 and 2024

(Unaudited)

$ thousands
For the year ended December 31, 2022	As Reported	Correction (E)[1]	As Restated (E)[1]
Revenues	$155,011	$—	$155,011
Cost of revenues	112,018	—	112,018

Gross margin	42,993	—	42,993
Total operating expenses	153,520	—	153,520

Operating (loss) income	(110,527)	—	(110,527)
Interest expense	14,436	10,000	24,436
Net decrease in fair value of derivatives	(1,591)	(20,000)	(21,591)
Other expense (income), net	19	—	19

(Loss) income before taxes	$(123,391)	$10,000	$(113,391)

$ thousands
For the year ended December 31, 2023	As Reported	Correction (E)[1]	As Restated (E)[1]
Revenues	$155,164	$—	$155,164
Cost of revenues	114,563	—	114,563

Gross margin	40,601	—	40,601
Total operating expenses	79,635	—	79,635

Operating (loss) income	(39,034)	—	(39,034)
Interest expense	14,200	11,000	25,200
Net decrease in fair value of derivatives	7,424	—	7,424
Other expense (income), net	(393)	—	(393)

(Loss) income before taxes	$(60,265)	$(11,000)	$(71,265)

$ thousands
For the year ended December 31, 2024	As Reported	Correction (E)[1]	As Restated (E)[1]
Revenues	$158,236	$—	$158,236
Cost of revenues	113,016	—	113,016

Gross margin	45,220	—	45,220
Total operating expenses	178,640	—	178,640

Operating (loss) income	(133,420)	—	(133,420)
Interest expense	14,244	11,000	25,244
Net decrease in fair value of derivatives	108,149	—	108,149
Loss on extinguishment of debt	3,440	28,000	31,440
Other expense (income), net	(2,194)	—	(2,194)

(Loss) income before taxes	$(257,059)	$(39,000)	$(296,059)

[1]	Estimated amounts have been rounded to the nearest million.

The changes in accounting treatment referenced in Item 4.02 of this Current Report on Form 8-K are not expected to impact the Company’s revenues, gross margin, Adjusted EBITDA or operating cash flows in any prior period. The Company is also not revising its guidance for 2025 issued on March 6, 2025.

Financial Advisory Information

The foregoing preliminary estimated results are unaudited and preliminary and do not present all information necessary for an understanding of the Company’s financial condition for the periods presented. These preliminary estimates are based on information available to the Company as of the date of this Current Report on Form 8-K and are subject to change and, upon completion of its financial closing procedures, the Company’s financial results for the above-referenced periods may differ materially from the preliminary estimates herein. Accordingly, you should not place undue reliance upon these preliminary estimates. The audit of the financial statements for the fiscal year ended December 31, 2024, and the restatement of the Prior Financial Statements (as defined below) by the Company’s independent registered public accounting firm are ongoing and could result in changes to the information set forth above.

The information included in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 17, 2025, the Company’s Board of Directors (the “Board”), after discussion with the Audit Committee of the Board (the “Audit Committee”) and with management of the Company and, following the Company’s dialogue with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), concluded that the Company will need to restate its audited consolidated financial statements for the fiscal years ended December 31, 2022 and 2023 and the interim unaudited consolidated financial statements for each quarterly period in 2023 and in 2024 (collectively, the “Prior Financial Statements”) and that the Prior Financial Statements, as well as the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2021, should no longer be relied upon for the reasons described below.

In connection with the financial statements to be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Financial Statements”) and, as part of the review of the accounting treatment of the Company’s convertible secured notes issued in December 2024 (the “2029 Notes”), the Company, together with Grant Thornton LLP (“Grant Thornton”), the Company’s independent auditors, reevaluated the accounting presentation of the Company’s convertible notes due in 2026 (the “2026 Notes”), specifically, the accounting for the embedded conversion option. The Company and Grant Thornton had previously concluded that the embedded conversion option did not need to be accounted for as a derivative separate from the 2026 Notes, which was consistently reflected across all of the Company’s historical financial statements. The Company requires additional time to complete valuations necessary to determine the impact on the Company’s historical financial statements and to disclose the impact reflective of this change as of and for the fiscal year ended December 31, 2024. In addition, the change in position on the interpretation and application of the accounting guidance will also result in the Company’s restatement of the Prior Financial Statements.

Over 90% of the principal of the 2026 Notes was retired in December 2024 in exchange for the issuance of the Company’s convertible secured notes due in 2029 (the “2029 Notes”). As of December 31, 2024, the outstanding principal balance of the 2026 Notes was $17.7 million. The Company’s accounting for the 2029 Notes is not impacted by these changes.

The Audit Committee and the Company’s management have discussed the matters disclosed pursuant to this Item 4.02 with Grant Thornton.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the Company’s expectations regarding the restatements of the Prior Financial Statements, the Company’s preliminary estimates to the Company’s Prior Financial Statements and estimated amounts expected to be reported for 2024. These forward-looking statements are based on management’s current expectations and beliefs, and no assurance can be given that the results described in such statements will be achieved. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. For a description of these factors, see the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and any updating information in the Company’s subsequent SEC filings. No assurance can be given that any goal or plan set forth in any forward-looking statement can or will be achieved, and readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this disclosure or to reflect the occurrence of unanticipated events except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2025	By:	/s/ Sean Ricker
	Name:	Sean Ricker
	Title:	Chief Accounting Officer